UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 23, 2026
Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Fifth Floor, Waterloo Exchange,
Waterloo Road, Dublin 4, Ireland D04 E5W7
(Address of principal executive offices, including zip code)

011-353-1-634-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Results of Matters Presented at the 2026 Annual General Meeting of Shareholders
On July 23, 2026, Jazz Pharmaceuticals plc (the “Company”) held its 2026 annual general meeting of shareholders (the “Annual Meeting”), at the Company’s corporate headquarters located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland. At the Annual Meeting, the Company’s shareholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on June 8, 2026 (the “Proxy Statement”). The results of the matters presented at the Annual Meeting, based on the presence in person or by proxy of holders of 57,836,785 of the 62,817,628 ordinary shares entitled to vote, are described below.
Proposal 1
Proposal 1 was to elect by separate resolutions each of the three nominees for director named below to hold office until the Company’s 2029 annual general meeting of shareholders. Each of the three nominees for director was elected as follows:

Director Nominees	For	Against	Abstain	Broker Non-Votes
Bruce C. Cozadd	51,881,319	2,101,752	16,716	3,836,998
Heather Ann McSharry	46,088,894	7,806,697	104,196	3,836,998
Rick E Winningham	51,869,443	2,025,769	104,575	3,836,998
Proposal 2
Proposal 2 was to ratify, on a non-binding advisory basis, the appointment of KPMG, Dublin as the Company’s independent auditors for the fiscal year ending December 31, 2026 and to authorize, in a binding vote, the Company’s board of directors, acting through the audit committee, to determine the auditors’ remuneration. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
56,675,189	1,142,004	19,592	—
Proposal 3
Proposal 3 was to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
50,608,405	3,345,782	45,600	3,836,998
Proposal 4
Proposal 4 was to grant the Company’s board of directors authority under Irish law to allot and issue ordinary shares. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
56,427,298	1,274,823	134,664	—
Proposal 5
Proposal 5 was to grant the Company’s board of directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
55,827,950	1,873,047	135,788	—
Proposal 6
Proposal 6 was to approve any motion to adjourn the Annual Meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve either Proposal 4 or Proposal 5. As no motion to adjourn the Annual Meeting was made, Proposal 6 was not put to a vote of the shareholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Neena Patil
Name:	Neena Patil
Title:	Executive Vice President and Chief Legal Officer
Date: July 24, 2026